UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2025

UNIVERSAL SAFETY PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31747	52-0898545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:(410) 363-3000

UNIVERSAL SECURITY INSTRUMENTS, INC.

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	UUU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01.	Changes in Registrant's Certifying Accountant.

On November 1, 2024, CBIZ CPAs P.C. (“CBIZ”) acquired the attest business of Marcum LLP (“Marcum”). Accordingly, on June 2, 2025, as a result of the acquisition, Marcum resigned as the named audit firm of Universal Safety Products, Inc., formerly “Universal Security Instruments, Inc.” (the “Company”), and, with the approval of the Company’s Audit Committee of the Board of Directors, CBIZ was engaged as the Company’s independent registered public accounting firm on the same date.

The audit reports of Marcum on the financial statements for the Company’s past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2024 and March 31, 2025, and the subsequent period through June 2, 2025 (the date of Marcum’s resignation), there were no disagreements (as defined in Item 304(a)(1)(iv) of regulation S-K and the related instructions to Item 304 of Regulation S-K) with Marcum, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years.

During the fiscal years ended March 31, 2024 and March 31, 2025, and the subsequent period through June 2, 2025, other than the material weaknesses in the Company’s internal controls over financial reporting reported by the Company as of March 31, 2024, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The material weaknesses previously disclosed are as follows:

•	A material weakness arose during the fiscal years ended March 31, 2024, and 2023, in the management review controls over classification of and disclosure of amounts within the financial statements.

•	A material weakness arose during the fiscal years ended March 31, 2024, and 2023, in the management review controls over the classification of and accounting for income taxes.

•	A material weakness arose during the fiscal year ended March 31, 2024, in management’s review and control over documentation supporting entries posted to the Company’s general ledger.

The Company has provided a copy of this Form 8-K to Marcum prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested Marcum to furnish a letter addressed to the SEC as required by Item 304(a)(3) of Regulation S-K stating whether Marcum agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of a letter from Marcum dated June 6, 2025 is attached as Exhibit 16.1 to this Report and is incorporated herein by reference.

On June 2, 2025, the Audit Committee of the Company’s Board of Directors engaged CBIZ as its independent registered public accounting firm for the year ending March 31, 2025, effective immediately.

During the Company’s fiscal years ended March 31, 2024 and March 31, 2025, and the subsequent interim period through June 2, 2025, neither the Company nor anyone acting on its behalf has consulted with CBIZ regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed herewith:

Exhibit No.

16.1	Letter of Marcum LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL SAFETY PRODUCTS, INC.

Date: June 6, 2025	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President

-4-